SECURITY AGREEMENT

This SECURITY AGREEMENT, dated as of November __, 2014 (as amended, supplemented, or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”), is made by BAR CODE SPECIALTIES, INC., a California corporation (the “Debtor”), in favor of DAVID MARIN, an individual (“David Marin”), as Collateral Agent (as defined below) for the benefit of himself, KURT THOMET, an individual (“Kurt Thomet”) and GEORGE ZICMAN, an individual (“George Zicman”; David Marin, Kurt Thomet, and George Zicman and their respective successors, transferees and assigns are sometimes referred to herein individually as an “Secured Party” and collectively as the “Secured Parties”).

WHEREAS, Debtor is (or will be concurrently with the execution of this Agreement) a wholly-owned subsidiary of QUEST SOLUTION, INC. (“Quest”);

WHEREAS, the Secured Parties have provided certain financial accommodations to Quest, and such financial accommodations are evidenced by the following promissory notes executed by Quest in favor of the Secured Parties (as the same may be amended, supplemented, restated, amended and restated, or otherwise modified from time to time, collectively, the “Promissory Notes”):  (i) Secured Subordinated Convertible Promissory Note, dated November __, 2014, in the original principal amount of $11,000,000, payable to David Marin (as the same may be amended, supplemented, restated, amended and restated, or otherwise modified from time to time, the “Marin Note”); (ii) Secured Subordinated Convertible Promissory Note, dated November __, 2014, in the original principal amount of $10,424,758, payable to Kurt Thomet; and (iii) Secured Subordinated Convertible Promissory Note, dated November __, 2014, in the original principal amount of $3,587,750, payable to George Zicman.  Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Marin Note; and

WHEREAS, to induce the Secured Parties to provide the foregoing described credit accommodations and to accept the Promissory Notes, Debtor has agreed to (i) appoint David Marin as the Collateral Agent, for the benefit of himself and the other Secured Parties, and (ii) enter into this Agreement in favor of the Collateral Agent, for the benefit of himself (in his capacity as the Collateral Agent) and the other Secured Parties, to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Definitions.

1.1

Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

1.2

Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.  However, if a term is defined in Division 9 of the UCC differently than in another Division or Article of the UCC, the term has the meaning specified in Division 9.

1.3

For purposes of this Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning set forth in Section 2.

“Collateral Agent” has the meaning set forth in Section 11.

“Copyrights” means all domestic and foreign copyrights, whether registered or not, including all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Debtor, all applications, registrations and recordings thereof (including applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Event of Default” means any Event of Default set forth in Section 3 of the Marin Note or Section 3 of the other Promissory Notes.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or other), security interest, or other security arrangement and any other preference, priority, or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention agreement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Majority in Interest of the Secured Parties” means the Secured Parties holding more than 60% of the aggregate outstanding principal amount of the Notes; provided that any action, waiver or amendment requiring the approval or consent of a Majority in Interest of the Secured Parties may not be taken if such action adversely affects a Secured Party in a manner materially different from any of the other Secured Parties, unless the Secured Party so adversely affected separately consents or approves of such action.

“Patents” means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired, all applications, registrations and recordings thereof (including applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

“Permitted Liens” means (i) Liens granted to, or for the benefit of, the Collateral Agent or the Secured Parties to secure the Secured Obligations; (ii) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (x) are not yet delinquent, or (y) do not have priority over Collateral Agent’s Liens; (iii) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not have priority over Collateral Agent’s Liens; (iv) the interests of lessors under operating leases and non-exclusive licensors under license agreements; (v) purchase money Liens or the interests of lessors under capital leases so long as (A) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (B) such Lien only secures the indebtedness that was incurred to acquire the asset purchased or acquired; (vi) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money; (vii) Liens on amounts deposited to secure Debtor’s obligations in connection with worker’s compensation or other unemployment insurance; (viii) Liens on amounts deposited to secure Debtor’s reimbursement obligations with respect to surety or appeal bonds obtained in the ordinary course of business; (ix) with respect to any real property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof; (x) non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business; (xi) rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business; (xii) Liens granted in the ordinary course of business on the unearned portion of insurance premiums securing the financing of insurance premiums; (xii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; and (xiii) any other Liens approved by all of the Secured Parties in their sole discretion.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision of a governmental entity.

“Proceeds” means “proceeds” as such term is defined in section 9102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

“Secured Obligations” has the meaning set forth in Section 3.

“Trademarks” means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a’s, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Debtor, all applications, registrations and recordings thereof (including applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Debtor relating to the distribution of products and services in connection with which any of such marks are used.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of California or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.

Grant of Security Interest.  The Debtor hereby grants to the Collateral Agent, for the benefit of himself (in his capacity as Collateral Agent) and the other Secured Parties, and hereby creates, a continuing lien and security interest in favor of the Collateral Agent, for the benefit of himself (in his capacity as Collateral Agent) and the other Secured Parties, in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Collateral”):

2.1

all personal property and fixtures of every kind and nature, including all accounts, goods (including, but not limited to, inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, commercial tort claims, general intangibles (including all payment intangibles), Copyrights, Trademarks, Patents, licenses (including, but not limited to, licenses of Copyrights, Trademarks, and Patents), supporting obligations, money, commodities, securities, deposit accounts, and any other contract rights or rights to the payment of money; and

2.2

all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the foregoing.

3.

Secured Obligations.  The Collateral secures the payment and performance of:

3.1

the obligations of Quest now owing or from time to time arising under the Promissory Notes; and

3.2

the obligations of Debtor now owing or from time to time arising under this Agreement, including the due and punctual payment and performance of all covenants, agreements, duties, debts, obligations, indemnifications, and liabilities of the Debtor under or pursuant to this Agreement.

All of the foregoing obligations, liabilities, sums, expenses, amounts, and other obligations set forth in this Section 3 being herein collectively called the “Secured Obligations”.

4.

Perfection of Security Interest and Further Assurances.

4.1

The Debtor shall, from time to time, as may be required by the Collateral Agent with respect to all Collateral, immediately take all actions as may be requested by the Collateral Agent to perfect the security interest of the Collateral Agent in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8106, 9104, 9105, 9106 and 9107 of the UCC.  All of the foregoing shall be at the sole cost and expense of the Debtor.

4.2

The Debtor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Division 9 or Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Debtor hereunder, without the signature of the Debtor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Debtor, or words of similar effect.  The Debtor agrees to provide all information required by the Collateral Agent pursuant to this Section promptly to the Collateral Agent upon request.

4.3

The Debtor hereby further authorizes the Collateral Agent to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) such documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Debtor hereunder, without the signature of the Debtor where permitted by law.

4.4

 If the Debtor shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral, that individually or in the aggregate has a value equal to or greater than $100,000, the Debtor shall, upon the request of Collateral Agent, collaterally assign and promptly deliver the same to the Collateral Agent, accompanied by such instruments of collateral assignment duly executed in blank as the Collateral Agent may from time to time specify.

4.5

If the Debtor shall at any time hold or acquire a commercial tort claim having a value, or involving an asserted claim, in the amount of $100,000 or more either individually or in the aggregate for all commercial tort claims, the Debtor shall immediately notify the Collateral Agent in a writing signed by the Debtor of the particulars thereof and grant to the Collateral Agent, for the benefit of himself (in his capacity as Collateral Agent) and the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

4.6

If any Collateral is at any time in the possession of a bailee, that individually or in the aggregate has a value equal to or greater than $100,000, the Debtor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Collateral Agent, that the bailee holds such Collateral for the benefit of the Collateral Agent and the bailee agrees to comply, without further consent of the Debtor, at any time with instructions of the Collateral Agent as to such Collateral.

4.7

The Debtor agrees that at any time and from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the

Collateral Agent may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.

Representations and Warranties. The Debtor represents and warrants as follows:

5.1

At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Debtor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, option, adverse claim, setoff, default, defense, condition precedent or other encumbrance except for (i) the security interest created by this Agreement, and (ii) Permitted Liens.

5.2

The grant of a security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral (subject to Permitted Liens), securing the payment and performance when due of the Secured Obligations.

5.3

It has full power, authority and legal right to grant a security interest in the Collateral pursuant to this Agreement.

5.4

This Agreement has been duly authorized, executed and delivered by the Debtor and constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

5.5

No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant of a security interest in the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by the Debtor or the payment and performance by the Debtor of the Secured Obligations.

5.6

The execution and delivery of this Agreement by the Debtor and the payment and performance by the Debtor of the Secured Obligations, will not violate any provision of any applicable material law or regulation or any material order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Debtor or any of its property, or the organizational or governing documents of the Debtor or any material agreement or instrument to which the Debtor is party or by which it or its property is bound.

6.

Covenants.  The Debtor covenants as follows, unless a Majority in Interest of the Secured Parties shall otherwise consent in writing:

6.1

The Debtor will not, without providing at least 10 days’ prior written notice to the Collateral Agent, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number.  The Debtor will, prior to any change described in the preceding sentence, take all actions reasonably required by the Collateral Agent to maintain the perfection and priority (subject to Permitted Liens) of the Collateral Agent’s security interest in the Collateral.

6.2

The Collateral, to the extent not delivered to the Collateral Agent pursuant to Section 4, will be kept at the address listed on the signature page hereto and the Debtor will not remove the Collateral from such location without providing at least 5 days’ prior written notice to the Collateral Agent.  The Debtor will, prior to any change described in the preceding sentence, take all actions reasonably required by the Collateral Agent to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral.

6.3

The Debtor shall, at its own cost and expense, defend title to the Collateral and the lien and security interest of the Collateral Agent therein against the claim of any Person claiming against or through the Debtor (other than a Person holding a Permitted Lien) and shall maintain and preserve such perfected security interest for so long as this Agreement shall remain in effect.

6.4

The Debtor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer the Collateral, other than the sale of inventory in the ordinary course of business, the sale or other disposition of equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, and the use of cash in the ordinary course of business.

6.5

Except for a Permitted Lien, the Debtor will not restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein; provided that Debtor may (i) sell, abandon, or otherwise dispose of equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, and (ii) sell inventory to buyers in the ordinary course of business.

6.6

The Debtor will keep the Collateral in good order and repair (ordinary wear and tear and casualty excepted) and will not use the same in violation of law or any policy of insurance thereon.

6.7

The Debtor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

6.8

Insurance.

(a)

The Debtor will, at its own expense, maintain insurance (including commercial general liability and property insurance) with respect to the Collateral and itself in such amounts, against such risks, in such form and with responsible and reputable insurance companies or associations as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event, in amount, adequacy and scope reasonably satisfactory to the Collateral Agent.  Each such policy for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent, the Secured Parties, and the Debtor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses to be adjusted with, and paid directly to, the Collateral Agent.  Each such policy shall in addition (A) name the Collateral Agent as an additional insured party thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear, (B) contain an agreement by the insurer that any loss thereunder shall be payable to the Collateral Agent on its own account notwithstanding any action, inaction or breach of representation or warranty by the Debtor, (C) provide that there shall be no recourse against the Collateral Agent for payment of premiums or other amounts with respect thereto, and (D) provide that at least thirty (30) days’ prior written notice of cancellation, lapse, expiration or other adverse change shall be given to the Collateral Agent by the insurer.  The Debtor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate policies of such insurance and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance.  The Debtor will also, at the request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(b)

Reimbursement under any liability insurance maintained by the Debtor pursuant to this Section 6.8 may be paid directly to the Person who shall have incurred liability covered by such insurance.  In the case of any loss involving damage to Collateral and provided that no Event of Default has occurred and is continuing any proceeds of insurance maintained by the Debtor pursuant to this Section 6.8 shall be paid to the Collateral Agent.  So long as no Event of Default has occurred and is continuing, the Debtor will make or cause to be made the necessary repairs to or replacements of such

Collateral, and any proceeds of insurance maintained by the Debtor pursuant to this Section 6.8 held by the Collateral Agent shall be paid by the Collateral Agent to the Debtor as reimbursement for the costs of such repairs or replacements.

(c)

In the event that an Event of Default has occurred and is continuing or in the event any proceeds are not applied to repair or replacement costs in accordance with Section 6.8(b)all insurance proceeds in respect of such Equipment or Inventory shall be paid to the Collateral Agent and applied to the Secured Obligations (or held as cash collateral, in Collateral Agent’s discretion).

7.

Collateral Agent Appointed Attorney-in-Fact.  The Debtor hereby appoints the Collateral Agent the Debtor’s attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time during the continuance of an Event of Default in the Collateral Agent’s discretion to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, but the Collateral Agent shall not be obligated to and shall have no liability to the Debtor or any third party for failure to do so or take action.  This appointment, being coupled with an interest, shall be irrevocable.  The Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

8.

Collateral Agent May Perform.  If the Debtor fails to perform any obligation contained in this Agreement, the Collateral Agent may himself perform, or cause performance of, such obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Debtor; provided that the Collateral Agent shall not be required to perform or discharge any obligation of the Debtor.

9.

Reasonable Care.  The Collateral Agent shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords his own property, it being understood that the Collateral Agent shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.  Nothing set forth in this Agreement, nor the exercise by the Collateral Agent of any of the rights and remedies hereunder, shall relieve the Debtor from the performance of any obligation on the Debtor’s part to be performed or observed in respect of any of the Collateral.

10.

Remedies Upon Default.  If any Event of Default shall have occurred and be continuing:

10.1

The Collateral Agent shall, upon the request, and may, with the consent, of the Majority in Interest of the Secured Parties, without any other notice to or demand upon the Debtor, may assert all rights and remedies of a secured party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral (provided that if, in the sole, but good faith, judgment of the Collateral Agent, obtaining the consent of the Secured Parties would not be reasonably practicable, would materially prejudice the rights or protections of the Collateral Agent or the Secured Parties, or would expose the Collateral Agent to any material liability, the Collateral Agent may take any such action and exercise any such remedy without first seeking the consent of the Secured Parties).  If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Debtor at its notice address as provided in Section 15 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other commercially reasonable manner shall be sufficient.  So long as the sale of the Collateral is made in a commercially reasonable manner, the Collateral Agent may sell such Collateral on such terms and to such purchaser(s) as the Collateral Agent in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law.  Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property.  At any sale of the Collateral, if permitted by applicable law, the Collateral Agent may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale.  To the extent permitted by applicable law, the Debtor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by it of any rights hereunder.  The Debtor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise.  At any such sale, unless prohibited by applicable law, the Collateral Agent or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption.  Neither the Collateral Agent nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto.

10.2

Any cash held by the Collateral Agent as Collateral and all cash Proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Collateral Agent to the payment of, reasonable out-of-pocket expenses incurred by the Collateral Agent in connection with the foregoing, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in accordance with Section 10.4.  Any surplus of such cash or cash Proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus.  The Debtor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Collateral Agent to collect such deficiency.

10.3

If the Collateral Agent shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Debtor agrees that, upon request of the Collateral Agent, the Debtor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

10.4

Any cash held by the Collateral Agent as Collateral and all Proceeds received by the Collateral Agent in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part against, all or any part of the Secured Obligations in the following order:

(a)

First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by the Collateral Agent (including any costs and expenses of Collateral Agent paid by any Secured Party pursuant to Section 11, which shall be reimbursed to the Secured Party who paid such costs and expenses);

(b)

Second, to the payment to each Secured Party of reasonable costs, expenses, liabilities, and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by such Secured Party in exercising its rights or remedies in its capacity as a Secured Party or defending any claims made against such Secured Party under or in connection with this Agreement or the Promissory Notes and related documents;

(c)

Third, to the payment to each Secured Party of the amount then owing or unpaid under the Promissory Notes, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid under the Promissory Notes, then its Pro Rata Share of the amount remaining to be distributed (to be applied first to accrued interest and second to any other amounts then outstanding under the Promissory Notes);

(d)

Fourth, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.  Any surplus of such cash or Proceeds held by the Collateral Agent and remaining after the indefeasible payment in full in cash of all of the Secured Obligations shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

For purposes of this Agreement, the term “Pro Rata Share” shall mean, as to each Secured Party as of any relevant date of determination, the percentage determined by dividing the outstanding principal balance of such Secured Party’s Promissory Note by the aggregate outstanding principal balance of all of the Promissory Notes.  In the event that a Secured Party receives payments or distributions in excess of its Pro Rata Share, then such Secured Party shall hold in trust all such excess payments or distributions for the benefit of the other Secured Parties and shall pay such amounts held in trust to such other Secured Parties upon demand by such Secured Party.

10.5

[Intentionally Omitted].

10.6

The Debtor hereby acknowledges that if the Collateral Agent complies with any applicable state, provincial or federal law requirements in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

10.7

The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s  rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that the Debtor lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

11.

Collateral Agent; Pro Rata Payments.

11.1

Appointment.  The Secured Parties hereby appoint David Marin as the collateral agent for the Secured Parties under this Agreement (in such capacity, the “Collateral Agent”) to serve from the date hereof until the termination of this Agreement.

11.2

Powers and Duties of the Collateral Agent, Indemnity by the Secured Parties.

(a)

Each of the Secured Parties hereby irrevocably authorizes the Collateral Agent to take such action and to exercise such powers hereunder as provided herein or as requested to or consented by the Secured Parties (acting together), together with such powers as are reasonably incidental thereto.  The Collateral Agent may execute any of its duties hereunder or thereunder by or through agents or employees and shall be entitled to request and act in reliance upon the advice of counsel concerning all matters pertaining to its duties hereunder and thereunder and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance therewith.  Subject to the provisions of this Agreement, the Collateral Agent will not take any action contrary to the express written instructions of the Secured Parties (acting together) and will take any lawful action prescribed in express written instructions of the Secured Parties (acting together).  The Collateral Agent may decline to take any action except upon the express written instructions of the Secured Parties (acting together) and the Collateral Agent may request a written ratification by the Secured Parties (acting together) of any action taken by him under this Agreement, which ratification shall not be unreasonably withheld, conditioned or delayed.  The Collateral Agent shall not be obligated to take any action, or engage in any course of conduct, if the Secured Parties are not in agreement as to such action or course of conduct.

(b)

Subject to and upon the other terms and conditions contained herein that limit the obligations or duties of the Collateral Agent, the duties and obligations of the Collateral Agent under this Agreement shall be those of a “collateral agent” and shall consist of and be limited to:  (i) acquiring, holding and enforcing the security interest granted by the Debtor in the Collateral under this Agreement; (ii) selling, releasing, surrendering, realizing upon or otherwise dealing with, in any manner and in any order, all or any portion of the Collateral, (iii) exercising (or refraining from exercising) any rights, remedies or powers of the Collateral Agent under this Agreement, the Promissory Notes, or under applicable law in respect of all or any portion of the Collateral, (iv) making any demands or giving any notices hereunder or under the other transaction documents, and (v) effecting amendments to or granting waivers or consents hereunder or under the other transaction documents.

(c)

Neither the Collateral Agent nor any of his agents or representatives shall be liable or responsible for (A) the validity, effectiveness, sufficiency, enforceability or enforcement of the Promissory Notes, this Agreement, or any instrument or document delivered hereunder or thereunder or relating hereto or thereto; (B) the title of Debtor to any of the Collateral or the freedom of any of the Collateral from any prior or other liens or security interests; (C) the determination, verification or enforcement of Debtor’s compliance with any of the terms and conditions of this Agreement; or (D) the failure by Debtor to deliver any instrument or document required to be delivered pursuant to the terms hereof.  The Collateral Agent shall not have or be deemed to have any fiduciary relationship with any Secured Party and no implied covenants, functions, responsibilities, duties obligations or liabilities of the Collateral Agent shall be read into this Agreement.

(d)

Except in the case of fraud, intentional misrepresentation or willful misconduct on the part of Debtor or as otherwise expressly provided for in this Agreement, no Secured Party shall take any action to collect amounts due hereunder, exercise any remedies against the Collateral or for the payment of funds by the Debtor arising out of this Agreement without the prior written consent of the Collateral Agent and the other Secured Parties.

(e)

The provisions of this Section 11 are solely for the benefit of Secured Parties and the Collateral Agent, and neither the Debtor nor any other Person has any rights as a third party beneficiary of any of the provisions hereof.

11.3

Expenses.  In the case of this Agreement and the transactions contemplated hereby and thereby and any related document relating to any of the Collateral, each of the Secured Parties agrees to pay to the Collateral Agent, on demand, its Pro Rata Share of all fees and all expenses incurred in connection with the operation and enforcement of this Agreement, the Promissory Notes or any related agreement to the extent that such fees or expenses have not been paid by Debtor.  In the case of this Agreement and each instrument and document relating to any of the Collateral, each of the Secured Parties and the Debtor hereby agrees to hold the Collateral Agent harmless, and to indemnify the

Collateral Agent from and against any and all loss, damage, expense or liability which may be incurred by the Collateral Agent under this Agreement and the transactions contemplated hereby and any related agreement or other instrument or document, as the case may be, unless such liability shall be caused by the willful misconduct or gross negligence of the Collateral Agent.

11.4

Successor Agent.  The Collateral Agent may resign at any time by giving written notice thereof to the Secured Parties and the Debtor and may be removed at any time for cause by any Secured Party.  Except as provided above, upon any such resignation or removal, the Secured Parties (which shall not include the Secured Party that was previously the Collateral Agent) shall have the right to appoint a successor Collateral Agent.  If no successor Collateral Agent shall have been so appointed by such Secured Parties, and shall have accepted such appointment, within sixty (60) days after the retiring Collateral Agent’s giving of notice of resignation or the Secured Parties’ removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Secured Parties, appoint a successor Collateral Agent.  Upon the acceptance of any appointment as the Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from his duties and obligations as the Collateral Agent under this Agreement.  After any retiring the Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Agreement.

11.5

Pro Rata Payment.  The Promissory Notes, and the claims of the Secured Parties in respect of the indebtedness, obligations and liabilities of Quest thereunder, shall be pari passu in right of payment with respect to each other.  All payments to each of the Secured Parties under the Promissory Notes shall be made ratably among the Secured Parties in accordance with their respective Pro Rata Shares.  Debtor shall not make, and no Secured Party shall accept, any payment in respect of the Promissory Notes except as shall be shared ratably between the Secured Parties so as to maintain as near as possible the amount of the indebtedness owing under the Promissory Notes according to the Secured Parties’ respective Pro Rata Shares.

11.6

Turnover.  If any Secured Party obtains any payment or distribution (whether voluntary, involuntary, by prepayment, through the exercise of any right granted to the Collateral Agent or any Secured Party under this Agreement or the Promissory Notes, or by applicable law or otherwise, including, without limitation, by application of offset, security interest or otherwise) of principal, interest or other amount with respect to the Promissory Notes or the Collateral in excess of such Secured Party’s Pro Rata Share, as measured immediately prior to the receipt of such payment or payments, then (a) the Secured Party receiving such payment or distribution in excess of its Pro Rata Share shall distribute promptly to each of the other Secured Parties an amount sufficient to cause all Secured Parties to receive their respective Pro Rata Shares of any such payment or distribution, and (b) such other adjustments shall be made from time to time as shall be equitable to ensure that the Secured Parties share the benefits of such payment on a Pro Rata Share basis.  Until such time as the provisions of the previous sentence are complied with, such Secured Party shall be deemed to hold such Collateral or such payments in trust for the other Secured Parties entitled thereto hereunder.  Notwithstanding the foregoing, the reimbursable attorneys’ fees, expenses and costs incurred by the Collateral Agent or the Secured Parties and those that are incurred disproportionally (i.e., not consistent with each Secured Party’s Pro Rata Share) among the Secured Parties pursuant to the terms and provisions hereof shall be paid to the Collateral Agent or the Secured Parties, as applicable, in proportion to the amounts actually incurred by and respective to the Collateral Agent or the Secured Parties, as applicable.

11.7

Agency for Perfection.  The Collateral Agent hereby appoints each other Secured Party as its agent for the purpose of perfecting the Collateral Agent’s security interest in assets which, in accordance with Division 9 of the UCC can be perfected by possession.  Should any Secured Party (other than the Collateral Agent) obtain possession of any such Collateral, such Secured Party shall notify the

Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or in accordance with the Collateral Agent’s reasonable instructions.

11.8

Indemnification.  Each Secured Party shall indemnify and hold harmless Collateral Agent and its agents, attorneys, and advisors, to the extent not reimbursed by Debtor, based on each Secured Party’s Pro Rata Share, against all claims that may be incurred by or asserted against Collateral Agent or its agents, attorneys, or advisors, provided that such claim relates to or arises from its acting as or for Collateral Agent.  In Collateral Agent’s discretion, it may reserve for any such claims made against Collateral Agent (or its agents, attorneys, or advisors), and may satisfy any judgment, order or settlement relating thereto, from proceeds of Collateral prior to making any distribution of Collateral proceeds to Secured Parties.  If Collateral Agent is sued by any receiver, bankruptcy trustee, debtor-in-possession or other Person for any alleged preference or fraudulent transfer, then any monies paid by Collateral Agent in settlement or satisfaction of such proceeding, together with all interest, costs and expenses (including attorneys' fees) incurred in the defense of same, shall be promptly reimbursed to Collateral Agent by each Secured Party to the extent of its Pro Rata Share.

12.

No Waiver and Cumulative Remedies.  The Collateral Agent shall not by any act (except by a written instrument pursuant to Section 14), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default.  All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

13.

Security Interest Absolute.  All rights of the Collateral Agent and liens and security interests hereunder, and all Secured Obligations of the Debtor hereunder, shall be absolute and unconditional irrespective of:

13.1

any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument;

13.2

any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations;

13.3

any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

13.4

any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations;

13.5

any default, failure or delay, willful or otherwise, in the payment or performance of the Secured Obligations;

13.6

any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Debtor against the Collateral Agent; or

13.7

any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Promissory Notes or any existence of or reliance on any representation by the Collateral Agent that might vary the risk of the Debtor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Debtor or any other debtor, grantor, guarantor or surety (other than a defense of payment).

14.

Amendments.  None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Debtor therefrom shall be effective unless the same shall be in writing and signed by the Collateral Agent and the Debtor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

15.

Addresses For Notices.  All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Promissory Notes, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

16.

Continuing Security Interest; Further Actions.  This Agreement shall (a) subject to Section 17, remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon the Debtor, its successors and assigns, and (c) inure to the benefit of the Collateral Agent and its successors, transferees and assigns; provided that the Debtor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

17.

Termination; Release.  On the date on which all Secured Obligations have been paid and performed in full, the Collateral Agent will, at the request and sole expense of the Debtor, (a) duly assign, transfer and deliver to or at the direction of the Debtor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Collateral Agent, together with any monies at the time held by the Collateral Agent hereunder, and (b) execute and deliver to the Debtor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

18.

CHOICE OF LAW, VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE.

18.1

California law governs this Agreement without regard to principles of conflicts of law.  Debtor and Collateral Agent each submit to the exclusive jurisdiction of the State and Federal courts in Orange County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Secured Obligations, or to enforce a judgment or other court order in favor of Collateral Agent.  Debtor expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Debtor hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Debtor hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Debtor at the address set forth in, or subsequently provided to Collateral Agent in accordance with, Section 15 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Debtor’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

18.2

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, DEBTOR AND COLLATERAL AGENT EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE REIMBURSEMENT AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS.  THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

19.

Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement constitutes the entire contract among the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings, oral or written, with respect thereto.

20.

Termination of Prior Security Agreements.  Any security agreements previously executed by Debtor in favor of any of the Secured Parties, including, but not limited to, the Security Agreement dated January 9, 2014, execute by “Amerigo Energy, Inc. and Amerigo Quest Sub Corp.” in favor of Kurt Thomet and George Zicman, are hereby superseded and replaced in their entirety by this Agreement, and such prior security agreements shall no longer be deemed to be in effect.

21.

Waivers By Debtor.  To the extent permitted by law, Debtor hereby waives and agrees not to assert or take advantage of all matters included on Exhibit A attached hereto.  All of the terms and conditions of Exhibit A attached hereto are hereby incorporated by reference into this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BAR CODE SPECIALTIES, INC., as Debtor By:_______________________________ Print Name:________________________ Title:_____________________________
Address for Notices: 12272 Monarch Street Garden Grove, CA 92841 Attn: Chief Executive Officer

DAVID MARIN, as Collateral Agent
By:/s/ David Marin David Marin Address for Notices:

ACCEPTED AND AGREED TO BY THE FOLLOWING SECURED PARTIES:

/s/ David Marin
DAVID MARIN, individually

/s/ Kurt Thomet
KURT THOMET, individually

/s/ George Zicman
GEORGE ZICMAN, individually

Signature Page to Security Agreement

Bar Code Specialties, Inc./D. Marin, K. Thomet, and G. Zicman

EXHIBIT A

ADDITIONAL WAIVERS BY DEBTOR

Debtor, without limitation on any other waivers contained in this Agreement, agrees as follows:

1.

Obligation Absolute.  Debtor hereby unconditionally waives any defense to the enforcement of this Agreement (other than payment of the Secured Obligations) based on the characterization of Debtor as a guarantor and without limitation:

1.1

The obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired by the following, any of which may be taken without the consent of, or notice to, Debtor, nor shall any of the following give Debtor any recourse or right of action against Collateral Agent or the Secured Parties:

(a)

Any express or implied amendment, modification, renewal, addition, supplement, extension (including extensions beyond the original term) or acceleration of or to any of the Promissory Notes, any security agreements related thereto, or any other related documents (collectively, as amended, supplemented, restated, amended and restated, or otherwise modified from time to time, the “Transaction Documents”);

(b)

Any exercise or non-exercise by Collateral Agent or any Secured Party of any right or privilege under the Transaction Documents;

(c)

Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Quest, Debtor, or any guarantor (which term shall include any other party at any time directly or contingently liable for any of Quest’s or Debtor’s obligations under the Transaction Documents) or any affiliate of Quest or Debtor, or any action taken with respect to the Transaction Documents by any trustee or receiver, or by any court, in any such proceeding, whether or not Debtor shall have had notice or knowledge of any of the foregoing;

(d)

Any release or discharge of Quest, any other Person or any other Person from its liability under any of the Transaction Documents or any release or discharge of any endorser or guarantor or of any other party at any time directly or contingently liable for the Secured Obligations;

(e)

Any subordination, compromise, release (by operation of law or otherwise), discharge, compound, collection, or liquidation of any or all of the Collateral or other collateral described in any of the Transaction Documents or otherwise in any manner, or any substitution with respect thereto;

(f)

Any assignment or other transfer, in whole or in part, of any of the Transaction Documents;

(g)

Any acceptance of partial performance of the Secured Obligations;

(h)

Any transfer or consent to the transfer of the Collateral or any portion thereof or any other collateral described in the Transaction Documents or otherwise (by Quest or Debtor); and

(i)

Any bid or purchase at any sale of the Collateral or any other collateral described in the Transaction Documents or otherwise.

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2.

Waivers.  Debtor unconditionally waives any defense to the enforcement of this Agreement (other than payment of the Secured Obligations), including but not limited to:

2.1

All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement;

2.2

Any right to require Collateral Agent or any Secured Party to proceed against Quest, any other Person, or any guarantor at any time or to proceed against or exhaust any security held by Collateral Agent or any Secured Party at any time or to pursue any other remedy whatsoever at any time;

2.3

The defense of any statute of limitations affecting the liability of Debtor hereunder, the liability of Quest, Debtor or any guarantor under the Transaction Documents, or the enforcement hereof, to the extent permitted by law;

2.4

Any defense arising by reason of any invalidity or unenforceability of (or any limitation of liability in) any of the Transaction Documents or any disability of Quest, Debtor or any guarantor or of any manner in which Collateral Agent or any Secured Party has exercised its rights and remedies under the Transaction Documents, or by any cessation from any cause whatsoever of the liability of Quest, Debtor or any guarantor;

2.5

Without limitation of Section 2.4 above, any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Quest, Debtor or any principal of Quest or Debtor or any defect in the formation of Quest, Debtor or any principal of Quest or Debtor;

2.6

Any defense based upon the application by Quest or Debtor of the proceeds of any loan for purposes other than the purposes represented by Quest or Debtor to Collateral Agent or any Secured Party or intended or understood by Collateral Agent or any Secured Party or Quest or Debtor;

2.7

Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspects more burdensome than that of a principal;

2.8

Any defense based upon Collateral Agent’s or any Secured Party’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

2.9

Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

2.10

Any duty of Collateral Agent or any Secured Party to advise Debtor of any information known to Collateral Agent or any Secured Party regarding the financial condition of Quest, any other Person and all other circumstances affecting Quest’s or any other Person’s ability to perform its obligations to Collateral or any Secured Party, it being agreed that Debtor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

2.11

Any right of subrogation, reimbursement, exoneration, contribution or indemnity, or any right to enforce any remedy which Collateral Agent or any Secured Party now has or may hereafter have against Quest or any other Person or any benefit of, or any right to participate in, any security now or hereafter held by Collateral Agent or any Secured Party;

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2.12

Any assertion or claim that the automatic stay provided by 11 U.S.C. § 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Quest) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Collateral Agent or any Secured Party to enforce any of its rights, whether now existing or hereafter acquired, which Collateral Agent or any Secured Party may have against Debtor or the collateral for the Secured Obligations;

2.13

Any right or claim of right to cause a marshalling of the assets of Debtor;

2.14

Any defense based upon Debtor’s relationship to Quest; and

2.15

WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, DEBTOR HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVES AND AGREES NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA UNIFORM COMMERCIAL CODE SECTIONS 3116, 3118, 3119, 3419, 3605, 9502, 9503, 9504, 9506, 9507, 9512, AND 9521, AND CHAPTER 2 OF TITLE 14 OF PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

3.

Subrogation.  Debtor understands that the exercise by Collateral Agent or any Secured Party of certain rights and remedies may affect or eliminate Debtor’s right of subrogation against Quest, any other Person, or any guarantor and that Debtor may therefore incur partially or totally nonreimbursable liability hereunder.  Nevertheless, Debtor hereby authorizes and empowers Collateral Agent and each Secured Party, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Debtor that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.  Notwithstanding any other provision of this Agreement to the contrary, until the Secured Obligations are paid in full, Debtor hereby waives and releases, to the fullest extent permitted by law, any claim or other rights which Debtor may now have or hereafter acquire against Quest, any other Person, or any guarantor of all or any of the obligations of Debtor hereunder that arise from the existence or performance of Debtor’s obligations under this Agreement or any of the Transaction Documents, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Collateral Agent or any Secured Party against Quest or any other Person or any collateral which Collateral Agent or any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Quest or any other Person, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.  Without limitation on the generality of the other waivers contained in this Agreement, Debtor hereby waives, to the fullest extent permitted by law, all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies.  In addition, Debtor waives all rights and defenses that Debtor may have because the debtor’s debt is secured by real property.  This means, among other things:

(a)  The creditor may collect from the guarantor without first foreclosing on any real or personal property collateral pledged by the debtor; and

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(b)  If the creditor forecloses on any real property collateral pledged by the debtor:  (A) The amount of the debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) the creditor may collect from the guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right the guarantor may have to collect from the debtor.  This is an unconditional and irrevocable waiver of any rights and defenses that Debtor may have because the debtor’s debt is secured by real property.

4.

Additional Waivers.  Debtor shall not be released or discharged, either in whole or in part, by Collateral Agent’s or any Secured Party’s failure or delay to (i) perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of Quest, Debtor, any other Person, or any guarantor, or (ii) protect the property covered by such lien or security interest.

5.

Independent and Separate Obligations.  The obligation of Debtor hereunder is independent of the obligations of Quest or any other Person and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Debtor whether or not Debtor is the alter ego of Quest or any other Person and whether or not Quest or any other Person is joined therein or a separate action or actions are brought against Quest or any other Person.  Collateral Agent’s and each Secured Party’s rights hereunder shall not be exhausted until all of the Secured Obligations secured by this Agreement have been fully paid and performed.

6.

Subordination.  Without limitation on the waivers and releases contained herein:

6.1

Debtor subordinates all present and future indebtedness owing by Quest or any other Person to Debtor to the Secured Obligations at any time owing by Quest to Collateral Agent and the Secured Parties under the Transaction Documents.  Debtor assigns all such indebtedness to Collateral Agent, for the benefit of Collateral Agent and all of the Secured Parties, as security for this Agreement, the Secured Obligations, and the Transaction Documents.

6.2

Debtor agrees to make no claim on such indebtedness until all Secured Obligations of Quest under the Transaction Documents have been fully discharged.

6.3

Debtor further agrees not to assign all or any part of such indebtedness unless Collateral Agent is given prior notice and such assignment is expressly made subject to the terms of this Agreement.  If Collateral Agent so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Collateral Agent, (ii) all security for such indebtedness shall be duly assigned and delivered to Collateral Agent, (iii) such indebtedness shall be enforced, collected and held by Debtor as trustee for Collateral Agent and shall be paid over to Collateral Agent on account of the Secured Obligations but without reducing or affecting in any manner the liability of Debtor under the other provisions of this Agreement, and (iv) Debtor shall execute, file and record such documents and instruments and take such other action as Collateral Agent deems necessary or appropriate to perfect, preserve and enforce Collateral Agent’s rights in and to such indebtedness and any security therefor.  If Debtor fails to take any such action, Collateral Agent, as attorney-in-fact for Debtor, is hereby authorized to do so in the name of Debtor.

7.

Bankruptcy No Discharge; Repayments.  So long as any of the obligations guaranteed hereunder shall be owing to Collateral Agent and the Secured Parties, Debtor shall not, without the prior written consent of all of the Secured Parties, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against Quest or any other Person.  Debtor understands and acknowledges that by virtue of this Agreement, it has

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specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to Quest or any other Person.  As an example and not in any way of limitation, a subsequent modification of the Secured Obligations secured by this Agreement in any reorganization case concerning Quest or any other Person shall not affect the obligation of Debtor to perform the Secured Obligations in accordance with the original terms of this Agreement.  In any bankruptcy or other proceeding in which the filing of claims is required by law, Debtor shall file all claims which Debtor may have against Quest or any other Person relating to any indebtedness of Quest or any other Person to Debtor and shall assign to Collateral Agent all rights of Debtor thereunder.  If Debtor does not file any such claim, Collateral Agent, as attorney-in-fact for Debtor, is hereby authorized to do so in the name of Debtor or, in Collateral Agent’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Collateral Agent’s nominee.  Collateral Agent or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do.  In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Collateral Agent the amount payable on such claim and, to the full extent necessary for that purpose, Debtor hereby assigns to Collateral Agent all of Debtor’s rights to any such payments or distributions; provided, however, Debtor’s obligations hereunder shall not be satisfied except to the extent that Collateral Agent receives cash by reason of any such payment or distribution.  If Collateral Agent receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Agreement.  Notwithstanding anything to the contrary herein, the liability of Debtor hereunder shall be reinstated and revised, and the rights of Collateral Agent shall continue, with respect to any amount at any time paid by or on behalf of Quest or Debtor on account of the Secured Obligations or the Transaction Documents which Collateral Agent shall restore or return by reason of the bankruptcy, insolvency or reorganization of Quest or Debtor or for any other reasons, all as though such amount had not been paid.

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